UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 13, 2003
                                                --------------------------------

                      GS Mortgage Securities Corporation II
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             (Exact name of registrant as specified in its charter)

          New York                  333-71033                    22-3442024
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)

                    85 Broad Street, New York, New York 10004
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (212) 902-1000
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.

            Attached as exhibits are certain Structural Term Sheets, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by Goldman, Sachs & Co., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. (collectively, the "Underwriters") in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 2003-C1 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-71033) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets by reference in the Registration Statement.

            The Structural Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of Structural Term Sheets.

Item 7.     Financial Statements and Exhibits.

      (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

(99.1) Structural Term Sheets prepared by Goldman, Sachs & Co., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. in connection with GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2003-C1.

(99.2) Structural Term Sheets prepared by Goldman, Sachs & Co., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. in connection with GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2003-C1.

(99.3) Structural Term Sheets prepared by Goldman, Sachs & Co., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. in connection with GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2003-C1.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 13, 2003


                                        GS MORTGAGE SECURITIES CORPORATION II


                                        By: /s/ Dan Sparks
                                            ------------------------------------
                                            Name:  Dan Sparks
                                            Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(99.1)                  Structural Term Sheets prepared by              E
                        Goldman, Sachs & Co., Banc of
                        America Securities LLC, Bear,
                        Stearns & Co. Inc., Morgan Stanley &
                        Co. Incorporated and WaMu Capital
                        Corp. in connection with GS Mortgage
                        Securities Corporation II,
                        Commercial Mortgage Pass-Through
                        Certificates, Series 2003-C1.

(99.2)                  Structural Term Sheets prepared by              E
                        Goldman, Sachs & Co., Banc of
                        America Securities LLC, Bear,
                        Stearns & Co. Inc., Morgan Stanley &
                        Co. Incorporated and WaMu Capital
                        Corp. in connection with GS Mortgage
                        Securities Corporation II,
                        Commercial Mortgage Pass-Through
                        Certificates, Series 2003-C1.

(99.3)                  Structural Term Sheets prepared by              E
                        Goldman, Sachs & Co., Banc of
                        America Securities LLC, Bear,
                        Stearns & Co. Inc., Morgan Stanley &
                        Co. Incorporated and WaMu Capital
                        Corp. in connection with GS Mortgage
                        Securities Corporation II,
                        Commercial Mortgage Pass-Through
                        Certificates, Series 2003-C1.